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                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D. C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 22, 1999


                                SOLUTIA INC.
                                ------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                 DELAWARE
                                 --------
                         (STATE OF INCORPORATION)



            001-13255                          43-1781797
            ---------                          ----------
            (COMMISSION                        (IRS EMPLOYER
            FILE NUMBER)                       IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI   63166-6760
---------------------------------------------------------------   ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On December 22, 1999, Solutia Inc. completed the purchase of the Vianova Resins business by acquiring:

  (a) the interest of Morgan Grenfell Private Equity Ltd., a private equity syndicate, in Viking Resins Group Holdings B.V., pursuant to the terms of an agreement for the sale and purchase of class A shares and loan stock and the cancellation of warrants in Viking Resins Group Holdings B.V., dated 10th November 1999; and

  (b) the interests of the minority shareholders of Viking Resins Group Holdings B.V. pursuant to agreements for the sale and purchase of B shares in Viking Resins Group Holdings B.V.

Vianova Resins is a leading European producer of resins and additives for coatings and technical applications. The purchase price was approximately DM 1.2 billion (about $640 million).

        Solutia paid for the acquisition with short-term debt. Some or all of the short-term debt may be refinanced with long-term debt at a future date.

        Solutia intends to continue operating the Vianova Resins business.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        a.   Financial Statements of Businesses Acquired.

             The historical financial statements of the Vianova Resins business required under Rule 3.05(b) of Regulation S-X will be filed by amendment pursuant to Item 7(a)(4) of Form 8-K not later than March 6, 2000.

        b.   Pro Forma Financial Information.

             The pro forma financial statements required by Article 11 of Regulation S-X will be filed by amendment pursuant to Item 7(b)(2) of Form 8-K not later than March 6, 2000.

        c.   Exhibits.

             See Exhibit Index attached hereto and incorporated herein by reference.





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                             SIGNATURES

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.



                                          SOLUTIA INC.
                            -----------------------------------------
                                          (Registrant)


                            BY     /s/ Karen L. Knopf
                              ---------------------------------------
                                   KAREN L. KNOPF
                                   Assistant Secretary





DATE: January   , 2000
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                           EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.


Exhibit Number                      Description
--------------                      -----------

      2           1.   Agreement, dated 10th November, 1999, for the
                       sale and purchase of class A shares, preference shares and loan stock and the cancellation of warrants in Viking Resins Group Holdings B.V.
                       between (a) Solutia Inc., as purchaser, (b) the holders of the A shares, preference shares and loan stock as sellers, and (c) the warrantholders, plus identification of contents of omitted schedules and agreement to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

                  2. Agreement, dated 22nd December, 1999, for the sale and purchase of class B shares in Viking Resins Group Holdings B.V. between Helmut Strametz, as seller and Solutia Inc., as purchaser, plus
                       (a) identification of contents of omitted schedules and agreement to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request and (b) a schedule identifying substantially identical documents between Solutia Inc. and the other minority shareholders.

                  3. Agreement, dated 21st December, 1999, for the sale and purchase of class B shares in Viking Resins Group Holdings B.V. between Heinrich Otto Geidt, as seller and Solutia Inc., as purchaser, plus identification of contents of omitted schedules and agreement to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

     99           1.   Press release dated December 22, 1999, issued
                       by Solutia Inc., announcing the completion of Solutia's acquisition of the Vianova Resins business.

                  2. Press release dated November 11, 1999, issued by Solutia Inc., announcing Solutia's agreement to acquire the Vianova Resins business (incorporated by reference to Exhibit 99.1 of Solutia's Form 8-K filed November 12, 1999).